================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              HICKOK INCORPORATED
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                              PROXY STATEMENT 1997


          STRENGTH


                                DIVERSITY




                                                        STABILITY



                           [HICKOK INCORPORATED LOGO]


        January 26, 1998 - Hickok Incorporated - Notice of Annual Meeting

                              HICKOK INCORPORATED
                   10514 DUPONT AVENUE, CLEVELAND, OHIO 44108

                                                                January 26, 1998

     To the Shareholders of Hickok Incorporated:

     The Company will hold its Annual Meeting of Shareholders at 10:00 a.m., EST., Wednesday, February 25, 1998 at BRATENAHL PLACE, 1 Bratenahl Place, Bratenahl, Ohio 44108.

     We hope that you are planning to attend the Annual Meeting in person, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated. If you do attend the Annual Meeting you may, of course, withdraw your Proxy should you wish to vote in person.

     We are pleased with the Company's results of operations during the 1997 fiscal year, and on behalf of the Board of Directors and management of Hickok Incorporated, I would like to thank you for your continued support and confidence.

                                                      Sincerely,



                                                      /s/ Robert L. Bauman
                                                      Robert L. Bauman
                                                      Chairman of the Board,
                                                      President and Chief
                                                      Executive Officer

                              HICKOK INCORPORATED
                   10514 DUPONT AVENUE, CLEVELAND, OHIO 44108

                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

                             MAILED TO SHAREHOLDERS
                              ON JANUARY 26, 1998

     The Annual Meeting of Shareholders of Hickok Incorporated, an Ohio corporation (the "Company"), will be held at BRATENAHL PLACE, 1 Bratenahl Place, Bratenahl, Ohio, on Wednesday, February 25, 1998 at 10:00 a.m., EST., for the following purposes:

     1. To fix the number of Directors at eight and elect seven Directors;

     2. To approve and adopt the 1997 Outside Directors Stock Option Plan;

     3. To approve and adopt the 1997 Key Employees Stock Option Plan; and

     4. To transact such other business as may properly come before the meeting or any adjournment.

     Only shareholders of record, as of the close of business on January 5, 1998, will be entitled to receive notice of and to vote at this meeting.

                                           By Order of the Board of Directors.

                                           /s/ Robert L. Bauman

                                           Robert L. Bauman
                                           Chairman, President and
                                           Chief Executive Officer

     January 26, 1998

                                   IMPORTANT

     Please fill in and sign the enclosed Proxy and return it in the accompanying envelope regardless of whether you expect to attend the Annual Meeting or not. If you attend the Annual Meeting you may vote your shares in person, even though you have previously signed and returned your Proxy.

                              HICKOK INCORPORATED
                   10514 DUPONT AVENUE, CLEVELAND, OHIO 44108

                                PROXY STATEMENT
                   MAILED TO SHAREHOLDERS ON JANUARY 26, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hickok Incorporated (hereinafter the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on February 25, 1998, and any adjournments thereof. The time, place, and purpose of the meeting are stated in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

     The expense of soliciting proxies, including the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and Proxy will be paid by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone or other electronic means, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. While the Company presently intends that solicitations will be made only by Directors, officers, and employees of the Company, the Company may retain outside solicitors to assist in the solicitation of proxies. Any expenses incurred in connection with the use of outside solicitors will be paid by the Company.

     Any person giving a Proxy pursuant to this solicitation may revoke it. The General Corporation Law of Ohio provides that, unless otherwise provided in the Proxy, a shareholder, without affecting any vote previously taken, may revoke a Proxy not otherwise revoked by giving notice to the Company in writing or in open meeting.

     All validly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted to fix the number of Directors at eight and for the election of the nominees listed in the Proxy and for the other proposals set forth in the Notice of Annual Meeting.

                                 VOTING RIGHTS

     At the close of business on January 5, 1998, the Company had 740,984 shares of Class A Common Stock, $1.00 par value ("Class A Shares"), outstanding and entitled to vote. Additionally, on such date there were 454,866 shares of Class B Common Stock, $1.00 par value ("Class B Shares"), outstanding and entitled to vote. The holders of the outstanding Class A Shares as of January 5, 1998 shall be entitled to one vote for each share held by them. The holders of the outstanding Class B Shares as of said date shall be entitled to three votes for each share held by them. The General Corporation Law of Ohio provides that if notice in writing is given by any shareholder to the President or a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that he desires the voting at such election to be cumulative, and an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary of the meeting or by or on behalf of the shareholder giving such notice, each shareholder shall have cumulative voting rights in the election of Directors, enabling him to give one nominee for Director as many votes as is equal to the number of Directors to be elected multiplied by the number of shares in respect of which such shareholder is voting, or to distribute his votes on the same principle among two or more nominees, as he sees fit. Only shareholders of record at the close of business on January 5, 1998 are entitled to notice of and to vote at this meeting.

     At the Annual Meeting, in accordance with the General Corporation Law of Ohio, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of shareholder voting. As provided by the General Corporation Law of Ohio and the Company's Amended Code of Regulations, holders of a majority of the outstanding shares of the Company, present in person or by proxy at the Annual Meeting, will constitute a quorum for such meeting. The inspectors of election intend to treat properly executed proxies marked "abstain" as "present" for these purposes. Such inspectors will also treat as "present" shares held in "street name" by brokers that are voted on at least one proposal to come before the Annual Meeting.

      All additional questions and matters brought before the Annual Meeting will be, unless otherwise provided by the Articles of Incorporation of the Company or the General Corporation Law of Ohio, decided by the vote of the holders of a majority of the outstanding votes thereon present in person or by proxy at the Annual Meeting. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

                              PRINCIPAL OWNERSHIP

     The shareholders named in the following table are the only persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Shares of the Company as of January 5, 1998. In addition, this table includes the beneficial ownership of Common Shares by the Directors and Executive Officers of the Company as a group on January 5, 1998.

  TITLE OF CLASS       NAME AND BUSINESS ADDRESS              NUMBER OF SHARES            PERCENT
  --------------           OF BENEFICIAL OWNER             BENEFICIALLY OWNED (1)         OF CLASS
                       --------------------------          ------------------------       --------

Common Shares,        Janet H. Slade (2)                      8,686 Class A (3)             1.1%
$1.00 par value,      5862 Briar Hill Drive                   110,762 Class B              24.4%
Class A and B         Solon, Ohio 44139

                      Gretchen L. Hickok (2)                  3,834 Class A                 *
                      3445 Park East, Apt. A203               115,056 Class B              25.3%
                      Solon, Ohio 44139

                      Patricia H. Aplin (2)                   4,994 Class A                 *
                      7404 Camale Drive                       118,042 Class B              25.9%
                      Pensacola, Florida 32504

                      Robert L. Bauman (4)                    50,045 Class A (4)            6.4%
                      10514 Dupont Avenue                     111,006 Class B              24.4%
                      Cleveland, Ohio 44108

                      Koonce Securities, Inc.                 113,179 Class A (5)          14.5%
                      6229 Executive Boulevard
                      Rockville, Maryland

                      All Directors and Executive             116,023 Class A (6)          14.8%
                      Officers as a  group (8 persons)        221,768 Class B              48.8%


* Less than one percent


     (1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be a beneficial owner of a security if he or she has or shares voting or investment power in respect of such security or has the right to acquire beneficial ownership within 60 days. Accordingly, the amounts shown throughout this Proxy Statement do not purport to represent beneficial ownership, except as determined in accordance with said Rule.

     (2) Daughter of the late Robert D. Hickok.

     (3) Includes 3,000 Class A Common Shares which Ms. Slade, as a Director, has the right to acquire upon the exercise of immediately exercisable options.

     (4) Excludes 3,150 Class A Common Shares registered in the name of Mr. Bauman's children, with respect to which Mr. Bauman disclaims any beneficial interest. Includes an aggregate of 21,500 Class A Common Shares which may be acquired by Mr. Bauman upon the exercise of immediately exercisable options.

     (5) Based on a Schedule 13G dated January 3, 1997 filed with the Securities and Exchange Commission.

     (6) Includes 45,500 Class A Common Shares which the Directors and the Executive Officers of the Company have the right to acquire upon the exercise of immediately exercisable options.

                             ELECTION OF DIRECTORS

     The number of Directors of the Company is presently fixed at eight. The term of office of each Director expires annually. The individuals elected to the office of Director at the Annual Meeting will hold office until the next Annual Meeting of Shareholders and until their successors have been duly elected.

     The Board of Directors recommends that the number of Directors be fixed at eight, that seven of such directorships be filled by the vote of the shareholders at the Annual Meeting, and that the seven nominees hereinafter named be elected. Due to the time required to arrange for suitable candidates to replace members of the Board of Directors who have retired in recent years, the Board of Directors recommends the election of one less Director than the number fixed by the shareholders. The Board of Directors believes that the election of one less director than authorized will provide the Board with flexibility during the year to appoint an additional member to the Board, when an individual whose services would be beneficial to the Company and its shareholders can be identified.

     The Proxy holders named in the accompanying Proxy or their substitutes will vote such Proxy at the Annual Meeting or any adjournments thereof for the election as Directors of the nominees named below unless the shareholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. If cumulative voting is in effect, the Proxy holders shall have full discretion and authority to vote for any one or more of such nominees. In the event of cumulative voting, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of Board of Directors' nominees elected to the Board. However, the shares represented by each Proxy cannot be voted by the Proxy holders for a greater number of nominees than those identified in this Proxy Statement. Each of the nominees has indicated his or her willingness to serve as a Director, if elected. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board of Directors.

                  INFORMATION CONCERNING NOMINEES FOR DIRECTORS

                                                                                              COMMON
                                                                                             SHARES (2)
                                                                        YEAR IN             BENEFICIALLY            PERCENT
                                                                      WHICH FIRST           OWNED AS OF             OF CLASS
                                BUSINESS                                ELECTED              JANUARY 3,           BENEFICIALLY
 NAME AND AGE                  EXPERIENCE (1)                          DIRECTOR                1997                   OWNED
 ------------                  --------------                          --------                ----                   -----

Thomas H. Barton           President, Thomas H. Barton &                 1974                3,200 (3)                  *
Age: 73                    Company, Inc.                                                     Class A
                           (management consultants)

Robert L. Bauman           Chairman, President and Chief                 1980                50,045 (4)                 6.4%
Age: 57                    Executive Officer of the Company                                  Class A
                           since July 2, 1993; from June 6,                                  111,006                   24.4%
                           1992 to July 2, 1993, President and                               Class B
                           Chief Executive Officer of the
                           Company; from January 1, 1991 to
                           June 6, 1992, President of the
                           Company

Harry J. Fallon            President, Federated Purchaser,               1980                3,200 (3)                  *
Age: 71                    Inc. (electronics distributor)                                    Class A


T. Harold Hudson           Senior Vice President of                      1992                3,150 (3)                  *
Age: 58                    Engineering and Design of Six Flags                               Class A
                           Theme Parks, Inc. since October,
                           1992; Vice President, Six Flags
                           Theme Parks, Inc. for five years
                           prior to October, 1992

George S.  Lockwood, Jr.   Managing Partner, Ohio Gas & Oil              1964                33,546 (3,5)              4.3%
Age: 86                    Development Co.                                                   Class A


Michael L. Miller          Partner since January, 1972 of                1992                8,000 (3)                 1.0%
Age: 56                    Calfee, Halter & Griswold LLP, the                                Class A
                           Company's Legal Counsel


Janet H. Slade             Private Investor                              1992                8,686 (3)                 1.1%
Age: 54                                                                                      Class A
                                                                                             110,762                  24.4%
                                                                                             Class B


* Less than one percent

     (1) Unless otherwise indicated, the principal occupation shown for each of the Company's Directors has been the principal occupation of such person for at least the past five years. The following Director also serves as director for the publicly-held corporation listed opposite his name below:

                 Harry J. Fallon            Federated Purchaser, Inc.

     (2) Class A Common Shares are indicated by "Class A"; Class B Common Shares are indicated by "Class B."

     (3) Includes 3,000 Class A Common Shares which may be acquired upon the exercise of immediately exercisable options.

     (4) Excludes 3,150 Class A Shares registered in the name of Mr. Bauman's children, with respect to which Mr. Bauman disclaims any beneficial interest. Includes an aggregate of 21,500 Class A Shares which may be acquired by Mr. Bauman upon the exercise of immediately exercisable options.

     (5) Excludes 17,268 Class A Shares registered in the name of members of Mr. Lockwood's family, with respect to which Mr. Lockwood disclaims any beneficial interest.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Class A Shares, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The NASDAQ Stock Market. Officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5s were required, the Company believes that during the fiscal year ending September 30, 1997 all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

                       INFORMATION REGARDING MEETINGS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors has an Audit Committee and a Compensation Committee. Set forth below is the membership of the various committees with the number of meetings held during the fiscal year ended September 30, 1997 in parentheses:

         AUDIT COMMITTEE (1)                       COMPENSATION COMMITTEE (1)
         -------------------                       --------------------------
         George S. Lockwood, Jr.                   Thomas H. Barton
         Harry J. Fallon                           George S. Lockwood, Jr.
                                                   T. Harold Hudson

     The Audit Committee reviews the activities of the Company's independent auditors and various Company policies and practices. The Compensation Committee determines and reviews overall compensation matters including the granting of stock options. The Board of Directors does not have a nominating committee.

     The Board of Directors held four meetings during the fiscal year ended September 30, 1997. During that fiscal year, no Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he or she served as a Director and (ii) the total number of meetings held by committees of the Board on which he or she served, during the period that he or she served.

     For the fiscal year ended September 30, 1997, Directors who are not also employees of the Company received an annual fee of $1,500 and a fee of $1,500 for each Board and Committee meeting attended. Directors who are also employees of the Company received a fee of $50 for each Board meeting attended.

                             EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation paid or to be paid to, as well as the number of stock option awards earned by, the Company's chief executive officer, the Company's only executive officer whose salary and bonus exceeded $100,000 during each of the last three fiscal years (the "Named Executive Officer").

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                ANNUAL COMPENSATION              AWARDS
                                                -------------------              ------

NAME AND
PRINCIPAL POSITION                      YEAR          SALARY     BONUS (1)       OPTIONS

Robert L. Bauman,                       1997         $206,000           0       6,000 (2)
Chairman, President                     1996         $198,000     $10,500       2,500 (2)
& Chief Executive                       1995         $190,000     $75,000           0
Officer

     The Named Executive Officer did not receive personal benefits or perquisites during the last fiscal year in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

     (1) Represents the bonus earned from a profit sharing plan for all officers and key employees.

     (2) Represents options to purchase shares of Class A Common Stock.

                               1997 OPTION GRANTS

     The following table sets forth certain information relating to a grant of stock options made during the fiscal year ended September 30, 1997 to the Named Executive Officer. Such grant is reflected in the Summary Compensation Table on page 9.

                                   PERCENTAGE OF                                         POTENTIAL REALIZABLE VALUE
                    NUMBER OF      TOTAL OPTIONS                                         AT ASSUMED ANNUAL RATES OF
                    SECURITIES      GRANTED TO         EXERCISE OR                        STOCK PRICE APPRECIATION
                    UNDERLYING     EMPLOYEES IN        BASE PRICE         EXPIRATION           FOR OPTION TERM
     NAME            OPTIONS        FISCAL YEAR        (PER SHARE)           DATE             5%            10%
     ----            -------        -----------        -----------           ----             --            ---

Robert L. Bauman      6,000            21.8%             $10.75            12/31/06        $ 40,635      $ 102,555


                 1997 OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth stock option information for the individual named in the Summary Compensation Table. The value of the "in-the-money" options refers to options having an exercise price which is less than the market price of the Company's stock on September 30, 1997.

                               NUMBER OF                    VALUE OF (1)
                               UNEXERCISED                  UNEXERCISED IN-
                               OPTIONS AT                   THE-MONEY OPTIONS AT
                               SEPTEMBER 30, 1997           SEPTEMBER 30, 1997
                               ------------------           ------------------

                               EXERCISE-    UNEXER-         EXERCISE-    UNEXER-
NAME                           ABLE         CISEABLE        ABLE         CISEABLE
----                           ----         --------        ----         --------
Robert L. Bauman               18,500        - 0 -          $ 53,250     - 0 -


     (1) Calculated on the basis of the fair market value of the underlying securities at the exercise date or year-end, as the case may be, minus the exercise price.

                            STOCK PERFORMANCE GRAPH

     The following data compares the value of $100 invested on October 1, 1992 in the Company's Class A Common Shares, the NASDAQ Composite Index, and the NASDAQ Industrial Index. The NASDAQ Composite Index represents a broad market group in which the Company participates, and the NASDAQ Industrial Index was chosen as having a representative peer group of companies. The total return includes reinvestment of dividends. The comparisons in this graph are not intended to forecast, or be indicative of, possible future performance.

                                   [GRAPHIC]

The above graph was prepared using the following data:

SEPTEMBER 30                 1992     1993    1994     1995     1996     1997
                             ----     ----    ----     ----     ----     ----

HICKOK                       $100     $109    $143     $223     $177     $144

NASDAQ COMPOSITE              100      131     131      168      186      223

NASDAQ INDUSTRIAL             100      126     126      152      165      189


                         COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

                                    GENERAL

     The Compensation Committee of the Board of Directors reviews the Company's existing and proposed executive compensation plans and makes determinations concerning such plans and the awards to be made thereunder. The current members of the Committee are Thomas H. Barton, George S. Lockwood, Jr. and T. Harold Hudson, all of whom are non-employee Directors of the Company.

                            COMPENSATION PHILOSOPHY

     The Committee believes that, in order to attract, retain and offer appropriate incentives to its key executives, compensation levels of individuals should be comparable to similarly situated companies. The Committee reviews generally available information concerning compensation levels at firms which are generally comparable in terms of industry, size and geography. Certain of these companies may be part of the indices set forth in the Stock Performance Graph contained elsewhere in this Proxy Statement. In addition, prior year earnings, internal projections of future years and other achievements of the Company for the prior fiscal year are factors in determining compensation levels for key executives. The Committee also makes a subjective determination as to the overall success of the Company and the contribution of each individual employee.

     In 1993 Congress adopted Section 162 (m) of the Internal Revenue Code which limits the ability of public companies to deduct compensation in excess of $1,000,000 paid to certain executive officers, unless such compensation is "performance based" within the meaning of Section 162 (m). The Committee does not expect the deductibility of any compensation paid to its employees to be affected by Section 162 (m).

                       FISCAL 1997 COMPENSATION DECISIONS

     Base salaries and bonuses for all of the Company's officers and stock option grants for all key employees, other than Mr. Bauman, for fiscal 1997 were established by the Committee based on recommendations by Mr. Bauman. Generally, base salaries were increased as a result of the Committee's review of comparable companies and its subjective determination of the Company's results for fiscal 1996 and each individual's particular contribution. Nominal cash bonuses were granted for fiscal 1997 based on the Committee's subjective assessment of the Company's financial results for the year. An aggregate of 24,000 options to purchase Class A Common Stock were granted to employees for fiscal 1997. The aggregate number of options granted for fiscal 1997 was affected by the Committee's decision to award only modest cash bonuses and also by the stock price being lower than in prior years.

     The compensation arrangements of Mr. Bauman were determined based on the Committee's subjective assessment of his performance, based on the Company's financial condition and success in achieving its strategic objectives. The Committee also considered the responsibilities associated with Mr. Bauman's position and the level of compensation provided to Chief Executive Officers at similarly situated companies.

              The Compensation Committee of the Board of Directors

                                Thomas H. Barton
                             George S. Lockwood, Jr.
                                T. Harold Hudson

                              PROPOSAL RELATING TO
                    1997 OUTSIDE DIRECTORS STOCK OPTION PLAN

                                   BACKGROUND

     The shareholders will be asked at the meeting to vote on a proposal to approve the adoption of the 1997 Hickok Incorporated Outside Directors Stock Option Plan (the "1997 Outside Directors Plan" or the "Plan"). The 1997 Outside Directors Plan was adopted by the Board of Directors in December 1997, subject to shareholder approval.

     The purpose of the Plan is to provide each of the Company's non-employee Directors an added incentive to continue in the service of the Company and a more direct interest in the future success of the Company's operations. The Plan also will help the Company attract outstanding individuals to become Directors of the Company. For these reasons, the Board adopted the 1997 Outside Directors Plan. Accordingly, the Board of Directors and management believe that approval of the Plan is in the best interests of the Company and recommend that shareholders vote in favor of the proposal.

     The affirmative vote of the holders of a majority of the outstanding Class A Common Shares entitled to vote present in person or by proxy at the meeting is required for the adoption of the 1997 Outside Directors Plan. Thus, shareholders who vote to abstain will in effect be voting against the proposal. Brokers who hold Class A Common Shares as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the meeting, provided that this Proxy Statement is transmitted to the beneficial owners at least 15 days before the meeting. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

     The following is a summary of the material features of the 1997 Outside Directors Plan and is qualified in its entirety by reference to it. A copy of the Plan is attached hereto as Exhibit A.

                                    GENERAL

     The 1997 Outside Directors Plan provides for the issuance of options to purchase a maximum of an aggregate of 21,000 Class A Common Shares of the Company to Directors who are not also employees of the Company or any subsidiary ("Outside Directors"). There are presently six eligible Outside Directors. The Plan will terminate on February 25, 2000, unless earlier terminated by resolution of the Board of Directors.

                               GRANTS OF OPTIONS

     On the "Effective Date" of the Plan, each Outside Director will be granted an option to purchase 1,000 Class A Common Shares at the then fair market value calculated by reference to the closing price of the Class A Common Shares on the NASDAQ Stock Market, subject to shareholders approval. On each anniversary date thereafter through 2000, each Outside Director then serving in such capacity will receive an automatic grant of an option to purchase 1,000 shares of Class A Common Shares at the then fair market value.

                              EXERCISE OF OPTIONS

     Each option granted under the 1997 Outside Directors Plan will expire on the tenth anniversary of the date the option was granted. Except as otherwise provided in the event of an Outside Director's death, only the Outside Director may exercise an option, provided that a guardian or other legal representative who has been duly appointed for such Outside Director may exercise an option on behalf of the Eligible Director. Upon satisfaction of all conditions, the option may be exercised in whole or in part at any time until expiration of the right to exercise the option, but this right of exercise is limited to whole shares. Options may be exercised by the Outside Director giving written notice to the Company of the Outside Director's exercise of the option accompanied by full payment of the purchase price in cash or its equivalent. The Plan also allows cashless exercises as permitted under the Federal Reserve Board's Regulation T.

     Each option granted under the Plan will become exercisable for equal one-third increments of the Class A Common Shares subject to the option on each of the first three anniversary dates of the grant. In the event of a Change in Control, as defined in the 1997 Outside Directors Plan, an Outside Director may exercise his option with respect to all Class A Common Shares which are covered by the option.

             SECURITIES SUBJECT TO THE 1997 OUTSIDE DIRECTORS PLAN

     Not more than 21,000 Class A Common Shares of the Company may be issued pursuant to the 1997 Outside Directors Plan in the aggregate, except that in the event of share splits, share dividends, combinations, exchanges of shares or similar capital adjustments, an appropriate adjustment in the stock subject to the Plan will be made. If any option expires without having been fully exercised, the shares with respect to which such option has not been exercised will be available for further options.

                          TERMINATION OF DIRECTORSHIP

     If an Outside Director ceases to be a Director of the Company because of death or disability, the option may be exercised until the earlier to occur of either (i) the first anniversary of the Outside Director's termination of directorship or (ii) the expiration of the option. If any option is exercisable following the Outside Director's death, then that option may be exercisable by the Outside Director's estate, the person as shall have been named as the Outside Director's beneficiary, the person designated in the Outside Director's Last Will and Testament, or the person to whom the option was transferred by the applicable laws of descent and distribution.

                              INCOME TAX TREATMENT

     The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to Outside Directors and the Company of options granted under the 1997 Outside Directors Plan generally should be as set forth in the following summary. The summary only addresses income tax consequences for Outside Directors and the Company.

     The options granted under the Plan shall be non-qualified options for federal income tax purposes. An Outside Director to whom an option is granted will not recognize income at the time of grant of such option. When such Outside Director exercises such non-qualified option, the Outside Director will recognize ordinary compensation income equal to the difference, if any, between the option price paid and the fair market value, as of the date of option exercise, of the shares the Outside Director receives. The tax basis of such shares to such Outside Director will be equal to the option price paid, and the Outside Director's holding period for such shares will commence on the day on which the Outside Director recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, Company will generally be entitled to a federal income tax deduction in respect of non-qualified options in an amount equal to the ordinary compensation income recognized by the Outside Director.

     The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or the Company or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. The discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. THE PERSONS NAMED IN THE ACCOMPANYING PROXY OR THEIR SUBSTITUTES WILL VOTE SUCH PROXY FOR THIS PROPOSAL UNLESS IT IS MARKED TO THE CONTRARY. A FAVORABLE VOTE OF A MAJORITY OF THE COMBINED OUTSTANDING CLASS A AND CLASS B SHARES ON THE RECORD DATE IS REQUIRED FOR ADOPTION OF THE PROPOSAL.


                              PROPOSAL RELATING TO
                      1997 KEY EMPLOYEES STOCK OPTION PLAN

                                   BACKGROUND

     The shareholders will be asked at the Annual Meeting to vote on a proposal to approve the adoption of the 1997 Key Employees Stock Option Plan (the "Key Employees Plan" or "the Plan"). The Plan was adopted by the Board of Directors in December 1997, subject to shareholder approval.

     The Board of Directors believes that substantial benefits accrue to the Company from the granting of stock options to employees. Such options encourage employees to acquire a proprietary interest in the Company through stock ownership and thereby afford them a greater incentive to enhance the value of the Class A and Class B Shares through their own efforts in improving the Company's business. The granting of options also assists in attracting and retaining key executives. Furthermore, all of the options available under the Company's existing Key Employees Stock Option Plans have been granted. Accordingly, the Board of Directors and management believe that approval of the Plan is in the best interests of the Company and recommend that shareholders vote in favor of the proposal.

     The following is a summary of the material features of the Plan and is qualified in its entirety by reference to it. A copy of the Plan is attached hereto as Exhibit B.

                                    GENERAL

     The Plan provides for the issuance of incentive stock options (which qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified stock options to purchase 70,000 Class A Shares, which constitutes approximately 10% of the Company's outstanding Class A Shares. Options under the Plan may be issued to officers and other employees of the Company and its subsidiaries who, in the judgment of the Committee (as hereinafter defined), are in a position to contribute to the continued growth and future success of the Company and/or its subsidiaries ("Eligible Employees").

                    DURATION AND ADMINISTRATION OF THE PLAN

     The Plan will terminate on December 11, 2007, unless earlier terminated by resolution of the Board of Directors. The Plan will be administered by a committee (the "Committee") consisting of at least three members, who shall be designated by the Board. Each member of the Committee will act as an administrative manager of the Plan and will be a Non-Employee Director within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). A majority of the Committee will constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or act approved in writing by all of the members, are acts of the Committee.

     Subject to the terms and conditions of the Plan, the Committee has full and final authority in its absolute discretion: (a) to select the key employees to whom options will be granted; (b) to determine the number of Class A Shares subject to any option; (c) to determine the time when options will be granted;
(d) to determine the option price; e) to determine the time when each option may be exercised; (f) to determine at the time of grant of an option whether and to what extent such option is an incentive stock option; (g) to make determinations with respect to stock appreciation rights; (h) to prescribe the form of the option agreements; (i) to adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan; and (j) to construe and interpret the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. Any decision made or action taken by the Committee in connection with the administration, interpretation and implementation of the Plan and of its rules and regulations will be, to the extent permitted by law, conclusive and binding upon all Eligible Employees and upon any person claiming under or through any Eligible Employees. Neither the Committee nor any of its members is liable for the act of any other member. If for any reason any member of the Committee ceases to meet the requirements of Section 162(m) of the Code or Rule 16b-3(c)(2) of the Exchange Act, the Board shall appoint new member(s) to the Committee in order to comply with such requirements.

                         SECURITIES SUBJECT TO THE PLAN

     Not more than 70,000 Class A Shares of the Company may be issued pursuant to the Plan. In the event of stock splits, stock dividends, combinations, exchanges of shares or similar capital adjustments, the Committee must make an appropriate adjustment in the stock subject to the Plan. If any option expires without having been fully exercised, the shares with respect to which such option has not been exercised will be available for further options. In addition, if a stock appreciation right is granted in conjunction with an option, and if the option agreement provides that exercise of the stock appreciation right shall be in lieu of exercise of the options, and the stock appreciation right is thereafter exercised, then the option or the portion thereof with respect to which the stock appreciation right was exercised shall be deemed to have been exercised and the Class A Shares which otherwise would have been issued upon exercise of such option, to the extent not used in payment for the stock appreciation rights, may be made available for reoffering under the Plan to any Eligible Employee.

                         GRANT AND EXERCISE OF OPTIONS

     Subject to certain conditions, the duration of each option granted under the Plan will be determined by the Committee, provided that no option shall be exercisable later than the tenth anniversary of the date the option was granted, and further provided that no incentive stock option granted to a person who is a Substantial Shareholder (as hereinafter defined) at the time of the grant of such option shall be exercisable later than the fifth anniversary of the date the option was granted. "Substantial Shareholder" means any key employee who owns more than 10% of the total combined voting power of all classes of stock of either the Company or any subsidiary. The price of each incentive stock option under the Plan shall be determined by the Committee at the time of grant but shall not be less than 100% of the fair market value of a Class A Share on the date the option is granted; provided, however, that if the key employee is a Substantial Shareholder, the option price per Class A Share shall be determined by the Committee but shall not be less than 110% of the fair market value of a Class A Share on the date the option is granted. The option price per Class A Share under each option granted pursuant to the Plan which is not an incentive stock option shall be determined by the Committee at the time of grant and may be above or below the fair market value of a Common Share on the date the option is granted. Notwithstanding the foregoing, no option shall be granted at an option price less than the minimum price per share at which Class A Shares may be issued without first offering such shares to the current holders of Common Shares in accordance with the provisions of the Company's Articles of Incorporation in effect as of the date on which the option is granted.

     Except as otherwise provided, in the event of an Eligible Employee's death, only the Eligible Employee may exercise an option, provided that a guardian or other legal representative who has been duly appointed for such Eligible Employee may exercise an option on behalf of the Eligible Employee. Upon satisfaction of all conditions, the option may be exercised in whole or in part at any time until expiration of the right to exercise the option, but this right is limited to whole shares. Options may be exercised by the Eligible Employee by giving written notice to the Company of the Eligible Employee's exercise of the option accompanied by full payment of the purchase price in cash or its equivalent.

     Each option shall be subject to restrictions or conditions with respect to the right to exercise and the time and method of exercise as shall be prescribed by the Committee. A dissolution or liquidation of the Company or, unless the surviving corporation assumes said options, a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, provided that during the option period each Eligible Employee shall have the right to exercise his option.

     During the calendar year in which any incentive stock options granted under the Plan first become exercisable by an Eligible Employee, the aggregate fair market value of the Class A Shares which are subject to such incentive stock options (determined as of the date the incentive stock options were granted) may not exceed the sum of One Hundred Thousand Dollars ($ 100,000). Options which are not designated as incentive stock options will not be subject to the limitation described in the preceding sentence and will not be counted when applying such limitation.

                           TERMINATION OF EMPLOYMENT

     If an Eligible Employee ceases to be an employee of the Company, his option shall, unless otherwise provided in the option agreement, terminate on the date he ceases to be so employed and neither he nor any other person shall have any rights after the date he ceases to be so employed to exercise the option. If the stock option is an incentive stock option, no option agreement shall (a) permit any Eligible Employee to exercise any incentive stock option more than three months after the date the Eligible Employee ceased to be employed by the Company if the reason for the Eligible Employee's termination of employment was other than his death or his disability; (b) permit any Eligible Employee to exercise any incentive stock option more than one year after the date the Eligible Employee ceased to be employed by the Company if the reason for the Eligible Employee's termination of employment was due to the Eligible Employee's disability; (c) permit any person to exercise any incentive stock option more than one year after the date the Eligible Employee ceased to be employed by the Company if the reason for the Eligible Employee's termination of employment was his death or his death within three months after ceasing to be employed by the Company. If any option is exercisable following the Eligible Employee's death, then such option shall be exercisable by the Eligible Employee's estate, or the person designated in the Eligible Employee's Last Will and Testament, or the person to whom the option was transferred by the applicable laws of descent and distribution. The Committee may waive any restrictions or conditions set forth in an option agreement concerning an Eligible Employee's right to exercise any option and/or the time and method of exercise.

                             AMENDMENTS TO THE PLAN

     The Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board of Directors of the Company, the Committee may at any time amend, modify, suspend or terminate the Plan. In no event, however, without the approval of shareholders, may any action of the Committee or the Board of Directors result in: (a) amending, modifying or altering the eligibility requirements; (b) increasing or decreasing, except as set forth in "Securities Subject to the Plan" above, the maximum number of shares as to which options may be granted; (c) decreasing the minimum option price per share at which options may be granted under the Plan; (d) extending either the maximum period during which an option is exercisable or the date on which the Plan shall terminate; (e) changing the requirements relating to the Committee; or (f) making any other change which would cause any options granted under the Plan as incentive stock options not to qualify as such options within the meaning of Section 422A of the Code, except to conform the Plan and the option agreements to changes in the Code or governing law.

                           STOCK APPRECIATION RIGHTS

     The Committee may provide, at the time of the grant of a stock option and upon such terms and conditions as it deems appropriate, that an Eligible Employee may have the right with respect to all or a portion of the option granted to him to elect in lieu of exercising such options to surrender such option in exchange for the consideration described below. Alternatively, the Committee may provide, at the time of the grant of a stock option and upon such terms and conditions as it deems appropriate, that an Eligible Employee shall have the right with respect to all or a portion of the option granted to him to receive the consideration set forth below upon exercising such option in addition to any Class A Shares purchased upon exercise thereof. Stock appreciation rights must be specifically granted by the Committee; however, the Committee will have no authority to grant stock appreciation rights except in connection with the grant of a stock option pursuant to the Plan, and no Eligible Employee shall be entitled to such rights solely as a result of the grant of an option to him. Stock appreciation rights, if granted, may be exercised either with respect to all or a portion of the option to which they relate. Stock appreciation rights are not transferrable separate from the option with respect to which they were granted and are subject to all of the restrictions on transfer applicable to such option. Stock appreciation rights are exercisable only at such times and by such persons as are specified in the option agreement governing the stock option with respect to which the stock appreciation rights were granted. A stock appreciation right will provide that an Eligible Employee will have the right to receive a percentage, not greater than One Hundred Percent (100%) of the excess over the option price, if any, of the fair market value of the Class A Shares covered by the option, as determined by the Committee as of the date of exercise of the stock appreciation right, in the manner provided for in the Plan. Such amount will be payable in one or more of the following manners, as determined by the Committee: (a) in cash; (b) in Class A Shares having a fair market value equal to such amount; or (c) in a combination of cash and Class A Shares. If payment is made in whole or in part in Class A Shares, such payment will reduce the number of shares available for the grant of options under this Plan.

     In no event may any Eligible Employee exercise any stock appreciation rights granted under the Plan unless such Eligible Employee is then permitted to exercise the option or the portion thereof with respect to which such stock appreciation rights relate. If the option agreement with the Eligible Employee provides that exercise of the stock appreciation right is in lieu of exercise of the option, then (a) upon the exercise of any stock appreciation rights, the option or that portion thereof to which the stock appreciation rights relate will be cancelled, and (b) upon the exercise of the option or that portion thereof to which the stock appreciation rights relate, the stock appreciation rights will be cancelled, and the option agreement governing such option will be deemed amended as appropriate without any further action by the Committee or the Eligible Employee. If the option agreement with the Eligible Employee provides that exercise of the stock appreciation right is in addition to exercise of the option, then (a) upon the exercise of any stock appreciation rights, the option or that portion thereof to which the stock appreciation rights relate will be deemed exercised and (b) upon the exercise of the option, the stock appreciation rights corresponding thereto will be deemed exercised to the extent the option is exercised. The terms of any stock appreciation rights granted under the Plan will be incorporated into the option agreement which governs the option with respect to which the stock appreciation rights are granted, and will be such terms (not inconsistent with the Plan) as the Committee may prescribe. The granting of an option or stock appreciation right will impose no obligation upon the Eligible Employee to exercise such option or right and the Company's obligation to satisfy stock appreciation rights will not be funded or secured in any manner.

                              INCOME TAX TREATMENT

     The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to Eligible Employees and the Company of options granted under the Plan generally should be as set forth in the following summary. The summary only addresses income tax consequences for Eligible Employees and the Company.

     An Eligible Employee who is granted an incentive stock option which qualifies under Section 422 of the Code will not recognize income at the time of grant or exercise of such option. No federal income tax deduction will be allowable to the Company upon the grant or exercise of such option. However, upon the exercise of an incentive option, special alternative minimum tax rules apply for the Eligible Employee. When the Eligible Employee sells such shares more than one year after the date of exercise of the option and more than two years after the date of grant of such option, the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sales price of such shares and the option exercise price. If the Eligible Employee does not hold such shares for this period, when the employee sells such shares, the employee will recognize ordinary compensation income and possible capital gain or loss in such amounts as are prescribed by the Code and regulations thereunder. Subject to applicable provisions of the Code and regulations thereunder, the Company generally will be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

     An Eligible Employee to whom a non-qualified option (an option which is not an incentive stock option) is granted will not recognize income at the time of grant of such option. When such Eligible Employee exercises such non-qualified option, the Eligible Employee will recognize ordinary compensation income equal to the difference, if any, between the option price paid and the fair market value, as of the date of option exercise, of the share the Eligible Employee receives. The tax basis of such shares to such Eligible Employee will be equal to the option price paid plus the amount includable in the Eligible Employee's gross income, and the Eligible Employee's holding period for such shares will commence on the day on which the Eligible Employee recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, the Company generally will be entitled to a federal income tax deduction in respect of non-qualified options in an amount equal to the ordinary compensation income recognized by the Eligible Employee. Any compensation includable in the gross income of an Eligible Employee in respect to a non-qualified option will be subject to appropriate withholding for federal income and employment taxes.

     The grant of stock appreciation rights will have no immediate tax consequences to the Company or the Eligible Employee receiving the grant. In general, the amount of compensation that will be realized by the Eligible Employee upon exercise of a stock appreciation right is equal to the difference between the grant date valuation of the Class A Shares underlying the stock appreciation right and the fair market value of the stock or cash received on the date of exercise. The amount received by the Eligible Employee upon the exercise of the stock appreciation rights will be included in the Eligible Employee's ordinary income in the taxable year in which the stock appreciation rights are exercised. Subject to the applicable provisions of the Code, the Company generally will be entitled to a deduction in the same amount in that year.

     The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options and stock appreciation rights or the Company or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. The discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. THE PERSONS NAMED IN THE ACCOMPANYING PROXY OR THEIR SUBSTITUTES WILL VOTE SUCH PROXY FOR THIS PROPOSAL UNLESS IT IS MARKED TO THE CONTRARY. A FAVORABLE VOTE OF A MAJORITY OF THE COMBINED OUTSTANDING CLASS A AND CLASS B SHARES ON THE RECORD DATE IS REQUIRED FOR ADOPTION OF THE PROPOSAL.

                              PROFIT SHARING PLAN

     The Company has a profit sharing plan for all officers and key employees which provides for a fund consisting of 20% of the excess of profits before federal taxes after deducting 10% of the net stockholders' equity at the beginning of the fiscal year, such equity to include the net amount received by the Company during the fiscal year from the sale of common stock or through the exercise of common stock options. The fund is distributable by the Compensation Committee of the Board of Directors, taking into consideration such factors as salary, length of service, and merit, the maximum being 50% of the salary of the distributee. For the fiscal year ended September 30, 1997, the foregoing formula produced no bonus. For the fiscal year ended September 30, 1996, the foregoing formula produced an aggregate of $98,000 in bonuses of which $10,500 is shown in the summary compensation table.

                              INDEPENDENT AUDITORS

     The firm of Meaden & Moore, Ltd. has again been selected by the Board of Directors to act as the auditors for the Company for the current fiscal year. A representative of that firm will be present at the Annual Meeting and will have an opportunity to make a statement, if desired. The representative will also be available to respond to appropriate questions from shareholders.

                    SHAREHOLDER PROPOSALS AND OTHER MATTERS

     The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

     Any shareholder proposal intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company's Secretary at its principal executive offices not later than September 28, 1998, for inclusion in the Board of Directors' Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the Proxy rules of the Securities and Exchange Commission.

     Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good-faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

                            Mr. Eugene T. Nowakowski
                               Hickok Incorporated
                               10514 Dupont Avenue
                              Cleveland, Ohio 44108

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience a return envelope is enclosed requiring no additional postage if mailed in the United States.

     By Order of the Board of Directors.

                                                     Robert L. Bauman
                                                     Chairman, President and
                                                     Chief Executive Officer

     Dated January 26, 1998

                                   EXHIBIT A

                              HICKOK INCORPORATED
                    1997 OUTSIDE DIRECTORS STOCK OPTION PLAN


     Hickok Incorporated hereby adopts a stock option plan for the benefit of Outside Directors and subject to the terms and provisions set forth below.

                             ARTICLE 1. DEFINITIONS

     Whenever used in the Plan, the following terms have the meanings set forth below:

     (a) "Board" means the Board of Directors of the Company.

     (b) "Change in Control" shall be deemed to have occurred upon:

         (i) The acquisition of beneficial ownership of thirty percent (30%) of the Company's Shares by a person or group of persons under common control unless such acquisition is approved by the Board; or

         (ii) A change in the membership of the Board at any time during any twelve (12) month period such that, following such change, at least thirty percent (30%) of the members of the Board were not members of the Board at the start of such twelve (12) month period but only if the election of such new members of the Board was not approved by at least three-quarters (3/4) of the Directors who were either sitting at the beginning of such twelve (12) month period or elected to the Board during such twelve (12) month period with the approval of three-quarters (3/4) of the Directors who were sitting at the beginning of such twelve (12) month period.

     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (d) "Company" means Hickok Incorporated, an Ohio corporation, or any successor thereto.

     (e) "Director" means a member of the Board.

     (f) "Disability" means a Participant's inability, due to a physical or mental condition, to continue to serve as a member of the Board, as determined by the Board pursuant to written certification of such Disability from a physician acceptable to the Board.

     (g) "Effective Date" means February 25, 1998, subject to ratification by an affirmative vote of a majority of the voting capital stock of the Company.

     (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor thereto.

     (i) "Fair Market Value" means (a) if the Shares are listed on a nationally recognized stock exchange or the NASDAQ Stock Market, the closing price of the Shares on the date the fair market value of the Shares is being determined, or, if no sale has occurred on such date, on the most recent preceding day on which there is a closing price of the Shares, or (b) in all other circumstances, the value determined by the Board after obtaining an appraisal by one or more independent appraisers meeting the requirements of regulations issued under Section 170(a)(1) of the Code.

     (j) "Option" means an option to purchase Shares granted under Article 4 herein.

     (k) "Option Agreement" means an agreement, in the form of Exhibit A attached hereto, setting forth the terms and provisions applicable to an Option.

     (l) "Option Price" shall be equal to one hundred percent (100%) of the Fair Market Value of a Share at the close of the date the Option is granted.

     (m) "Outside Director" means a Director who is not employed by the Company or a Subsidiary.

     (n) "Participant" means an Outside Director who has been granted an Option.

     (o) "Plan" means the Hickok Incorporated 1997 Outside Directors Stock Option Plan.

     (p) "Shares" means the Class A Common Shares, $1.00 par value, of the Company.

     (q) "Subsidiary" means any corporation, at least fifty percent (50%) of the common stock of which is owned directly or indirectly by the Company.

                 ARTICLE 2. ESTABLISHMENT, PURPOSE AND DURATION

     2.1 ESTABLISHMENT OF THE PLAN. The Company hereby establishes the Plan as set forth herein.

     2.2 PURPOSE OF THE PLAN. The purpose of the Plan is to provide the Outside Directors with greater incentive to serve and promote the interests of the Company and its shareholders. The premise of the Plan is that, if such Outside Directors acquire a proprietary interest in the Company or increase such proprietary interest as they may already hold, then the incentive of such Outside Directors to work toward the Company's continued success will be commensurately increased. Accordingly, the Company will, from time to time during the effective period of the Plan, grant to the Outside Directors Options on the terms and subject to the conditions set forth in the Plan.

     2.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date and shall remain in effect until February 25, 2000.

                     ARTICLE 3.  SHARES SUBJECT TO THE PLAN

     3.1 NUMBER OF SHARES. The total number of Shares available for grant under the Plan shall be Twenty-One Thousand (21,000). These Shares may be either authorized but unissued, treasury Shares or reacquired Shares. The grant of an Option shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Option. To the extent that an Option is settled in cash rather than in Shares, the authorized Share pool shall be reduced by the appropriate number of Shares represented by the cash settlement of the Option, as determined by the Board (subject to the limitation set forth in Section 3.2 herein).

     3.2 LAPSED OPTIONS. If any Option granted under this Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Option again shall be available for the grant of an Option under the Plan. However, in the event that prior to the Option's cancellation, termination, expiration, or lapse, the holder of the Option at any time received one or more "benefits of ownership" pursuant to such Option (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Option shall not be made available for regrant under the Plan.

     3.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, share split, share dividend, split-up, share combination, or other change in the corporate structure of the Company, the Board, in its sole discretion, shall make such adjustments as are necessary and appropriate in the exercise prices, number of Shares issuable upon exercise and/or the class of Shares issuable upon exercise of all then outstanding Options, to prevent dilution or enlargement of rights of the holders of Options under the Plan; and provided that the number of Shares attributable to any Option shall always be a whole number.

                          ARTICLE 4. GRANT OF OPTIONS

     4.1 GRANT OF OPTIONS TO OUTSIDE DIRECTORS. On the Effective Date each Outside Director shall be granted an Option to purchase One Thousand (1,000) Shares at the Option Price. On each anniversary of the Effective Date, through and including February 25, 2000, each Outside Director shall be granted an Option to purchase One Thousand (1,000) Shares at the Option Price. Each Option shall be exercisable in equal one-third increments, beginning on the first anniversary of the date of grant. The terms of each such Option shall be set forth in an Option Agreement which shall be executed by the Outside Director and the Company.

     4.2 DURATION OF OPTIONS. Subject to the provisions contained herein relating to earlier expiration, each Option shall expire on the tenth (10th) anniversary date of its grant.

     4.3 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable as follows:

     Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     4.4 PAYMENT. The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent. The Board also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Board determines to be consistent with the Plan's purpose and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, except in the case of a cashless exercise, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     4.5 RESTRICTIONS ON SHARE TRANSFERABILITY. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as shall be required under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and under any blue sky or state securities laws applicable to such Shares.

     4.6 Ceasing to be a Director Due to Death or Disability.
         ----------------------------------------------------

     (a) DEATH. In the event a Participant ceases to be a Director by reason of death, all vested Options held by the Participant shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

     (b) DISABILITY. In the event a Participant ceases to be a Director by reason of Disability, all vested Options held by the Participant shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Board determines the definition of Disability to have been satisfied, whichever period is shorter.

     (c) DEATH AFTER CEASING TO BE A DIRECTOR. In the event that a Participant ceases to be a Director by reason of Disability, and within the exercise period following such termination the Participant dies, then the remaining exercise period under outstanding Options shall equal the longer of (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by reason of the Director's Disability; provided, however, the remaining exercise period shall in no event extend beyond the expiration date of such Options. Such Options shall be exercisable by such person or persons who shall have been named as the Participant's beneficiary, or by such persons who have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

     4.7 CEASING TO BE A DIRECTOR. If a Participant ceases to be a Director for any reason, all Options held by the Participant which are not vested as of the date he ceases to be a Director shall immediately be forfeited to the Company.

     Options which are vested as of the date a Participant ceases to be a Director for any reason other than the reasons set forth in Section 4.6 may be exercised within the period beginning on the date the Participant ceases to be a Director, and ending sixty (60) days after such date. In the event the Participant dies within such sixty (60) day period, then any outstanding Options may be exercised within twelve (12) months after the date of such Participant's death by such person or persons who shall have been named as such Participant's beneficiary or by such person who has acquired the Participant's rights under the Options by will or by the laws of descent and distribution; provided, however, the remaining exercise period shall in no event extend beyond the expiration date of such Options.

     4.8 NONTRANSFERABILITY OF OPTIONS. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant or any other person, voluntarily or involuntarily, other than (i) by will or by the laws of descent and distribution or (ii) pursuant to a Qualified Domestic Relations Order as provided for in Section 206(d)(3)(B) of the Employee Retirement Income Security Act of 1974, as amended. Further, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                       ARTICLE 5. BENEFICIARY DESIGNATION

     Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) who will succeed to the Participant's rights hereunder in the event of the Participant's death. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

                          ARTICLE 6. CHANGE IN CONTROL

     Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Section 11.5 herein:

     (a) Any and all Options granted hereunder shall become immediately exercisable; and

     (b) Subject to Article 7 herein, the Board shall have the authority to make any modifications to the Options as determined by the Board to be appropriate before the effective date of the Change in Control.

              ARTICLE 7. AMENDMENT, MODIFICATION, AND TERMINATION

     7.1 AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that the Plan shall not be amended more than once every six (6) months, other than to conform it to changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; and provided, further that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

     7.2 OPTIONS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the written consent of the Participant holding such Option.

                             ARTICLE 8. WITHHOLDING

     The Company shall have the power and the right to deduct and withhold from any other compensation due the Participant from the Company, or require a Participant to remit to the Company in such form as requested by the Company, an amount sufficient to satisfy Federal, state, and local taxes required by law to be withheld with respect to any taxable event arising from or as a result of this Plan.

                           ARTICLE 9. INDEMNIFICATION

     Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person, provided such persons shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Code of Regulations, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                             ARTICLE 10. SUCCESSORS

     All obligations of the Company under the Plan with respect to Options shall be binding on any successor to the company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                           ARTICLE 11. MISCELLANEOUS

     11.1 NO RIGHT TO CONTINUE AS A DIRECTOR. Nothing in this Plan or in any Option Agreement shall confer upon any Outside Director any right to continue as a Director, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such Option Agreement, or to interfere with or limit the right of the shareholders of the Company to remove him or her as a Director, with or without cause.

     11.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     11.3 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     11.4 REQUIREMENTS OF LAW. The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" granted pursuant to the Plan to any Outside Director may not be sold or transferred for at least six (6) months after the date of grant of such Option. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

     11.5 SECURITIES LAW COMPLIANCE. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     11.6 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Ohio.

     11.7 TIME FOR TAKING ACTION. Any action that may be taken in respect of the Plan within a certain number of days shall be taken within that number of calendar days; provided, however, that if the last day for taking any such action falls on a weekend or a holiday, the period during which such action may be taken shall be extended until the next business day. If any action in respect of the Plan is required to be taken on a day which falls on a weekend or a holiday, such action shall be taken on the next business day.

     11.8 NONQUALIFIED OPTIONS. All Options granted under the Plan shall, for purposes of the federal income tax, be nonqualified stock options.

                                   EXHIBIT B

                              HICKOK INCORPORATED
                      1997 KEY EMPLOYEES STOCK OPTION PLAN

     Hickok Incorporated hereby adopts a stock option plan for the benefit of certain persons and subject to the terms and provisions set forth below.

     1. DEFINITIONS. The following terms shall have the meanings set forth below whenever used in this instrument:

     (a) The word "Board" shall mean the Board of Directors of the Company.

     (b) The word "Code" shall mean the United States Internal Revenue Code (Title 26 of the United States Code).

     (c) The word "Committee" shall mean the Compensation Committee appointed by the Board.

     (d) The words "Common Shares" shall mean Class A Common Shares, $1.00 par value, of the Company.

     (e) The word "Company" shall mean Hickok Incorporated, an Ohio Corporation, and any successor thereto which shall maintain this Plan.

     (f) The word "Disability" shall mean the Optionee's inability, due to a physical or mental condition, to perform services for the Company or any Subsidiary substantially consistent with past practice, as determined by the Committee pursuant to written certification of such Disability from a physician acceptable to the Committee.

     (g) The words "Key Employee" shall mean any person who is a high-level executive officer or other valuable managerial or technical employee of either the Company or any Subsidiary and who does not own beneficially ten percent (10%) or more of either the Class A Common Shares or the Class B Common Shares of the Company.

     (h) The word "Optionee" shall mean any Key Employee to whom a stock option has been granted pursuant to this Plan.

     (i) The word "Plan" shall mean this instrument, Hickok Incorporated 1997 Key Employees Stock Option Plan, as it is originally adopted and as it may be amended hereafter.

     (j) The word "Subsidiary" shall mean any corporation at least 50% of the common stock of which is owned directly or indirectly by the Company.

     (k) The words "Substantial Shareholder" shall mean any person who would otherwise be a Key Employee except that such person owns more than 10% of the total combined voting power of all classes of stock of either the Company or any Subsidiary. Ownership shall be determined in accordance with Section 424(d) of the Code and lawful applicable regulations.

     2. PURPOSE OF THE PLAN. The purpose of the Plan is to provide Key Employees of the Company and its Subsidiaries with greater incentive to serve and promote the interests of the Company and its shareholders. The premise of the Plan is that, if such Key Employees acquire a proprietary interest in the business of the Company or increase such proprietary interest as they may already hold, then the incentive of such Key Employees to work toward the Company's continued success will be commensurately increased. Accordingly, the Company may, from time to time during the effective period of the Plan, grant to such Key Employees as may be selected to participate in the Plan options to purchase Common Shares on the terms and subject to the conditions set forth in the Plan.

     3. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective on December 11, 1997 subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company. In the event the Plan is not so approved within twelve (12) months after the date the Plan is adopted, the Plan and any options granted hereunder shall be null and void. If, however, the Plan is so approved, subject to the provisions of Section 8, no further shareholder approval shall be required with respect to the granting of any options pursuant to the Plan.

     4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee. The Committee shall consist of no fewer than three (3) members, who shall be designated by the Board. Each member of the Committee shall be a Non-Employee Director within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any amendment of or successor to such rule as may be in effect from time to time. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be acts of the Committee. Subject to the terms and conditions of the Plan, the Committee shall have full and final authority in its absolute discretion:

     (a) To select the Key Employees to whom options may be granted;

     (b) To determine the number of Common Shares subject to any option;

     (c) To determine the time when options will be granted;

     (d) To determine the option price of Common Shares subject to an option;

     (e) To determine the time when each option may be exercised;

     (f) To determine at the time of grant of an option whether and to what extent such option is an incentive stock option under Section 422 of the Code;

     (g) To determine whether stock appreciation rights shall be made part of any option grant pursuant to Section 9 hereof, the method of valuing the stock appreciation rights and whether the stock appreciation rights may be exercised in lieu of or in addition to the related option;

     (h) To prescribe the form of the option agreements governing the options which are granted under the Plan and to set the provisions of such option agreements as the Committee may deem necessary or desirable provided such provisions are not contrary to the terms and conditions of either the Plan or, when the option is an incentive stock option,
         Section 422 of the Code;

     (i) To adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan; and

     (j) To construe and interpret the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     Any decision made or action taken by the Committee in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations, shall, to the extent permitted by law, be conclusive and binding upon all Optionees under the Plan and upon any person claiming under or through such an Optionee. Neither the Committee nor any of its members shall be liable for any act taken by the Committee pursuant to the Plan. No member of the Committee shall be liable for the act of any other member. If for any reason any member of the Committee ceases to meet the requirements of Section 162(m) of the Code or Rule 1 16b-3(c)(2) of the Securities Exchange Act of 1934, the Board shall appoint new member(s) of the Committee in order to comply with such requirements.

     5. PERSONS ELIGIBLE FOR OPTIONS. Subject to the restrictions herein contained, options may be granted from time to time in the discretion of the Committee only to such Key Employees, as designated by the Committee, whose initiative and efforts contribute or may be expected to contribute to the continued growth and future success of the Company and/or its Subsidiaries. Notwithstanding the preceding sentence, a Key Employee who renounces in writing any right he may have to receive stock options under the Plan shall not be eligible to receive any stock options under the Plan. No option shall be granted to any Key Employee during any period of time when he is on leave of absence. The Committee may grant more than one option, with or without stock appreciation rights, to the same Key Employee.

     6. SHARES SUBJECT TO THE PLAN. Subject to the provisions of Section 9 concerning payment for stock appreciation rights in shares of Common Stock and subject to the provisions of the next succeeding paragraph of this Section 6, the aggregate number of shares of Common Stock for which options may be granted under the Plan shall be 70,000 Common Shares. Either treasury or authorized and unissued Common Shares, or both, in such amounts, within the maximum limits of the Plan, as the Committee shall from time to time determine, may be issued upon exercise of the options. All Common Shares which are the subject of any lapsed, expired or terminated options may be made available for reoffering pursuant to options granted under the Plan to any Key Employee. If a stock appreciation right is granted in conjunction with an option pursuant to Section 9, and if the option agreement with the Optionee provides that exercise of the stock appreciation right shall be in lieu of exercise of the options, and the stock appreciation right is thereafter exercised in whole or in part, then the option or the portion thereof with respect to which the stock appreciation right was exercised shall be deemed to have been exercised and the Common Shares which otherwise would have been issued upon exercise of such option, to the extent not used in payment for the stock appreciation rights, may be made available for reoffering pursuant to options granted under the Plan to any Key Employee.

     In the event that subsequent to the date of adoption of the Plan by the Board, the outstanding Common Shares are, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization, spin-off, split-off, split-up or other such change (including, without limitation, any transaction described in Section 424(a) of the Code) or a special dividend or other distribution to the Company's shareholders, increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, then (i) there shall automatically be substituted for each Common Share subject to an unexercised option granted under the Plan and each Common Share available for additional grants of options under the Plan the number and kind of shares of stock or other securities into which each outstanding Common Share shall be exchanged, (ii) the option price per Common Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event, and (iii) the Committee shall make such other adjustments to the securities subject to options, the provisions of the Plan and option agreements as may be appropriate, equitable and in compliance with the provisions of
Section 424(a) of the Code to extent applicable and any such adjustment shall be final, binding and conclusive as to each Optionee. Any such adjustment may, in the discretion of the Committee, provide for the elimination of fractional shares. Notwithstanding the foregoing provisions of this Section 6, no increase, decrease or change in the Common Shares shall reduce the option price to a price less than the minimum price per share at which Common Shares may be issued without first offering such shares to the current holders of Common Shares in accordance with the provisions of the Company`s Article of Incorporation in effect at the time of such increase, decrease or change in the Common Shares.

     7. OPTION PROVISIONS
        -----------------

     (a) Option Price. The option price per share of Common Stock which is the subject of an incentive stock option under the Plan shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the fair market value of a Common Share on the date the option is granted provided, however, that if a Key Employee to whom an incentive stock option is granted is at the time of the grant a Substantial Shareholder, the option price per Common Share shall be determined by the Committee but shall never be less than one hundred ten percent (110%) of the fair market value of a Common Share on the date the option is granted. The option price per Common Share under each option granted pursuant to the Plan which is not an incentive stock option shall be determined by the Committee at the time of grant and may be above or below the fair market value of a Common Share on the date the option is granted. Such fair market value shall be determined in accordance with procedures to be established by the Committee. The date on which the Committee approves the granting of an option shall be deemed for all purposes hereunder the date on which the option is granted. Notwithstanding the foregoing, no option shall be granted at an option price less than the minimum price per share at which Common Shares may be issued without first offering such shares to the current holders of Common Shares in accordance with the provisions of the Company`s Articles of Incorporation in effect as of the date on which the option is granted.

     (b) Period of Option. The Committee shall determine when each option is to expire but no option shall be exercisable after ten (10) years have elapsed from the date upon which the option is granted; provided, however, that no incentive stock option granted to a person who is a Substantial Shareholder at the time of the grant of such option shall be exercisable after five (5) years have elapsed from the date upon which the option is granted.

     (c) Limitation on Exercise and Transfer of Option. Except as otherwise provided in the event of an Optionee's death, only the Optionee may exercise an option, provided that a guardian or other legal representative who has been duly appointed for such Optionee may exercise an option on behalf of the Optionee. No option granted hereunder shall be transferable other than by the Last Will and Testament of the Optionee or, if the Optionee dies intestate, by the applicable laws of descent and distribution. No option granted hereunder may be pledged or hypothecated, nor shall any such option be subject to execution, attachment or similar process.

     (d) Conditions Governing Exercise of Option. The Committee may, in its absolute discretion, either require that, prior to the exercise of any option granted hereunder, the Optionee shall have been an employee for a specified period of time after the date such option was granted, or make any option granted hereunder immediately exercisable. Each option shall be subject to such additional restrictions or conditions with respect to the right to exercise and the time and method of exercise as shall be prescribed by the Committee. Upon satisfaction of any such conditions, the option may be exercised in whole or in part at any time during the option period, but this right of exercise shall be limited to whole shares, unless the Committee shall otherwise provide. Options shall be exercised by the Optionee giving written notice to the Company of the Optionee's exercise of the option accompanied by full payment of the purchase price either in cash or, with the consent of the Committee, in whole or in part in Common Shares having a fair market value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made. A dissolution or liquidation of the Company or, unless the surviving corporation assumes said options, a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, provided that during the option period each Optionee shall have the right during the period prescribed in the option agreement prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise his option in whole or in part.

     (e) Termination of Employment, Etc. If an Optionee ceases to be an employee of the Company and all Subsidiaries, his option shall, unless otherwise provided in the option agreement between the Optionee and the Company, terminate on the date he ceases to be so employed and neither he nor any other person shall have any rights after the date he ceases to be so employed to exercise all or any part of the option. An Optionee's employment shall not be deemed to have terminated while he is on a military, sick or other bona fide approved leave of absence from the Company or a Subsidiary as such a leave of absence is described in Section 1.421-7(h) of the Federal Income Tax Regulations or any lawful successor regulations thereto. If the stock option is an incentive stock option, no option agreement shall:

         (i) permit any Optionee to exercise any incentive stock option more than three (3) months after the date the Optionee ceased to be employed by the Company and all Subsidiaries if the reason for the Optionee's cessation of employment was other than his death or his Disability; or

         (ii) permit any Optionee to exercise any incentive stock option more than one (1) year after the date the Optionee ceased to be employed by the Company and all Subsidiaries if the reason for the Optionee's cessation of employment was the Optionee's Disability; or

         (iii) permit any person to exercise any incentive stock option more than one (1) year after the date the Optionee ceased to be employed by the Company and all Subsidiaries if either (A) the reason for the Optionee's cessation of employment was his death or (B) the Optionee died within three (3) months after ceasing to be employed by the Company and all Subsidiaries.

     If any option is by the terms of the option agreement exercisable following the Optionee's death, then such option shall be exercisable by the Optionee's estate, or the person designated in the Optionee's Last Will and Testament, or the person to whom the option was transferred by the applicable laws of descent and distribution.

     (f) Limitations on Grant of Incentive Stock Options. During the calendar year in which any incentive stock options granted under the Plan first become exercisable by any Optionee, the aggregate fair market value of the Common Shares which are subject to such incentive stock options (determined as of the date the incentive stock options were granted) shall not exceed the sum of One Hundred Thousand Dollars ($ 100,000.00). Options which are not designated as incentive stock options shall not be subject to the limitation described in the preceding sentence and shall not be counted when applying such limitation.

     (g) Prohibition of Alternative Options. It is intended that Key Employees may be granted, simultaneously or from time to time, "incentive stock options" under Section 422 of the Code, or other stock options, but no Key Employees shall be granted alternative rights in incentive stock options and other stock options so as to prevent options granted as incentive stock options under the Plan from qualifying as such within the meaning of Section 422 of the Code.

     (h) Waiver by Committee of Conditions Governing Exercise of Option. The Committee may, in its discretion, waive any restrictions or conditions set forth in an option agreement concerning an Optionee's right to exercise any option and/or the time and method of exercise.

     8. AMENDMENTS TO THE PLAN. The Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board, the Committee may at any time amend, modify, suspend or terminate the Plan. In no event, however, without the approval of the Company's shareholders, shall any action of the Committee or the Board result in:

     (a) Amending, modifying or altering the eligibility requirements provided in Section 5 hereof;

     (b) Increasing or decreasing, except as provided in Section 6 hereof, the maximum number of shares for which options may be granted;

     (c) Decreasing the minimum option price per share at which options may be granted under the Plan, as provided in Section 7(a) hereof;

     (d) Extending either the maximum period during which an option is exercisable as provided in Section 7(b) hereof or the date on which the Plan shall terminate as provided in Section 12 hereof;

     (e) Changing the requirements relating to the Committee; or

     (f) Making any other change which would cause any option granted under the Plan as an incentive stock option not to qualify as an incentive stock option within the meaning of Section 422 of the Code; except as necessary to conform the Plan and the option agreements to changes in the Code or other governing law.

     9. STOCK APPRECIATION RIGHTS. The Committee may provide, at the time of the grant of a stock option and upon such terms and conditions as it deems appropriate, that an Optionee shall have the right with respect to all or a portion of the options granted to him to elect to surrender such options in exchange for the consideration set forth in this Section 9 in lieu of exercising such options. Alternatively, the Committee may provide, at the time of the grant of a stock option and upon such terms and conditions as it deems appropriate, that an Optionee shall have the right with respect to all or a portion of the options granted to him to receive the consideration set forth in this Section 9 upon exercising such options in addition to any Shares of Common Stock purchased upon exercise thereof. Stock appreciation rights must be specifically granted by the Committee; provided, however, the Committee shall have no authority to grant stock appreciation rights except in connection with the grant of a stock option pursuant to the Plan, and no Optionee shall be entitled to such rights solely as a result of the grant of an option to him. Stock appreciation rights, if granted, may be exercised either with respect to all or a portion of the option to which they relate. Stock appreciation rights shall not be transferable separate from the option with respect to which they were granted and shall be subject to all of the restrictions on transfer applicable to the said options. Stock appreciation rights shall be exercisable only at such times and by such persons as are specified in the option agreement governing the stock option with respect to which the stock appreciation rights were granted. A stock appreciation right shall provide that an Optionee shall have the right to receive a percentage, not greater than One Hundred Percent (100%), of the excess over the option price, if any, of the fair market value of the Common Shares covered by the option, as determined by the Committee as of the date of exercise of the stock appreciation right, in the manner provided for herein. Such amount shall be payable in one or more of the following manners, as shall be determined by the Committee;

     (a) in cash;

     (b) in Common Shares having a fair market value equal to such amount; or

     (c) in a combination of cash and Common Shares.

     If payment is made in whole or in part in Common Shares, such payment shall thereby reduce the number of shares available for the grant of options under this Plan.

     In no event may any Optionee exercise any stock appreciation rights granted hereunder unless such Optionee is then permitted to exercise the option or the portion thereof with respect to which such stock appreciation rights relate. If the option agreement with the Optionee provides that exercise of the stock appreciation right shall be in lieu of exercise of the option, then (i) upon the exercise of any stock appreciation rights, the option or that portion thereof to which the stock appreciation rights relate shall be cancelled, and (ii) upon the exercise of the option or that portion thereof to which the stock appreciation rights relate, the stock appreciation rights shall be cancelled, and the option agreement governing such option shall be deemed amended as appropriate without any further action by the Committee or the Optionee. If the option agreement with the Optionee provides that exercise of the stock appreciation right shall be in addition to exercise of the option, then (i) upon the exercise of any stock appreciation rights, the option or that portion thereof to which the stock appreciation rights relate shall be deemed exercised and (ii) upon the exercise of the option, the stock appreciation rights corresponding thereto shall be deemed exercised to the extent the option is exercised. The terms of any stock appreciation rights granted hereunder shall be incorporated into the option agreement which governs the option with respect to which the stock appreciation rights are granted, and shall be such terms as the Committee shall prescribe which are not inconsistent with this Plan. The granting of an option or stock appreciation right shall impose no obligation upon the Optionee to exercise such option or right. The Company's obligation to satisfy stock appreciation rights shall not be funded or secured in any manner.

     10. INVESTMENT REPRESENTATION, APPROVALS AND LISTING. The Committee may condition its grant of any option hereunder upon receipt of an investment representation from the Optionee which shall be substantially similar to the following:

         "Optionee agrees that any Class A Common Shares of Hickok Incorporated which he may acquire by virtue of the exercise of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the Class A Common Shares of Hickok Incorporated which are subject to this option shall be registered under the Securities Act of 1933, as amended, or in the event Hickok Incorporated is otherwise satisfied that the offer or sale of the Class A Common Shares of Hickok Incorporated which are subject to this option may lawfully be made without registration under the Securities Act of 1933, as amended."

     The Company shall not be required to issue any certificates for Class A Common Shares upon the exercise of an option or a stock appreciation right granted under the Plan prior to (i) obtaining any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange on which the Common Shares may be listed, (iii) completion of any registration or other qualification of the Common Shares under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the Common Shares is not necessary or advisable, and (iv) obtaining an investment representation from the Optionee in the form set forth above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.

     11. General Provisions.
         -------------------

     (a) Option Agreements Need Not Be Identical. The form and substance of option agreements and grants of stock appreciation rights, whether granted at the same or different times, need not be identical.

     (b) No Right To Be Employed, Etc. Nothing in the Plan or in any option agreement shall confer upon any Optionee any right to continue in the employ of the Company or a Subsidiary, or to serve as a member of the Board, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such option agreement, or to interfere with or limit either the right of the Company or a Subsidiary to terminate his employment at any time or the right of the shareholders of the Company to remove him as a member of the Board with or without cause.

     (c) Optionee Does Not Have Rights Of Shareholder. Nothing contained in the Plan or in any option agreement shall be construed as entitling any Optionee to any rights of a shareholder as a result of the grant of an option until such time as Common Shares are actually issued to such Optionee pursuant to the exercise of an option or stock appreciation right.

     (d) Successors In Interest. The Plan shall be binding upon the successors and assigns of the Company.

     (e) No Liability Upon Distribution Of Shares. The liability of the Company under the Plan and any distribution of Common Shares made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan.

     (f) Use of Proceeds. The cash proceeds received by the Company from the issuance of Common Shares pursuant to the Plan will be used for general corporate purposes.

     (g) Expenses. The expenses of administering the Plan shall be borne by the Company.

     (h) Captions. The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

     (i) Number. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context may require.

     (j) Gender. The use of the feminine, masculine or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

     12. TERMINATION OF THE PLAN. The Plan shall terminate on December 11, 2007, and thereafter no options shall be granted under the Plan. All options outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms of the option agreements governing such options and the terms and conditions of the Plan.

     13. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Ohio and any applicable federal law.

PROXY                                                                      PROXY


                              HICKOK INCORPORATED
                              10514 DUPONT AVENUE
                           CLEVELAND, OHIO 44108-1399

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert L. Bauman, Eugene T. Nowakowski and Michael L. Miller, and each of them with power of substitution or resubstitution as proxies, and authorizes them to represent and to vote, as designated below, all of the common shares of Hickok Incorporated held of record by the undersigned on January 5, 1998 at the Annual Meeting of Shareholders to be held on February 25, 1998 or any adjournment thereof.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

                              HICKOK INCORPORATED
       PLEASE MARK VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

[                                                                              ]

1. FIXING NUMBER OF DIRECTORS AT EIGHT AND ELECTION OF SEVEN
   DIRECTORS--Nominees: Thomas H. Barton, Robert L. Bauman, Harry J. Fallon, T. Harold Hudson, George S. Lockwood, Jr., Michael L. Miller and Janet H. Slade.

   For All     Withhold All     For All Except
     [ ]           [ ]               [ ]

   -----------------------------------------------------------------------------
   (Except nominees written above)


2. Adoption of 1997 Outside Directors Stock Option Plan.

     For         Against           Abstain
     [ ]           [ ]               [ ]


3. Adoption of 1997 Key Employees Stock Option Plan.

     For         Against           Abstain
     [ ]           [ ]               [ ]


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                              Dated:______________________________________, 1998

Signature(s)____________________________________________________________________

________________________________________________________________________________

Please sign above exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If corporation, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT!

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.